UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2019

PLATINUM EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

In connection with its previously announced business combination (the “Business Combination”) with Target Logistics Management, LLC (“Target Lodging”) and RL Signor Holdings, LLC (“Signor Lodging”), on March 12, 2019, Platinum Eagle Acquisition Corp. (the “Company”) changed its jurisdiction of incorporation from the Cayman Islands (“Platinum Eagle Cayman”) to the State of Delaware (the “Domestication”). We refer to Platinum Eagle Acquisition Corp. following the Domestication as “Platinum Eagle Delaware.” Platinum Eagle Delaware discontinued its existence as a Cayman Islands exempted company as provided under the Cayman Islands Companies Law (2018 Revision) and, pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

In connection with the Domestication, each outstanding Class A ordinary share and Class B ordinary share of Platinum Eagle Cayman became, by operation of law, one share of Class A common stock and one share of Class B common stock of Platinum Eagle Delaware, respectively. In addition, each of Platinum Eagle Cayman’s outstanding warrants became warrants to acquire shares of Platinum Eagle Delaware Class A common stock and all of Platinum Eagle’s outstanding units became units of Platinum Eagle Delaware, each as further described in Item 8.01 below.

Platinum Eagle Delaware’s units, Class A common stock and warrants continue to be listed for trading on The Nasdaq Capital Market under the symbols “EAGLU,” “EAGL” and “EAGLW,” respectively. Upon effectiveness of the Domestication, Platinum Eagle Delaware’s CUSIP numbers relating to its units, Class A common stock and warrants changed to 727653 206, 727653 107 and 727653 115, respectively.

The rights of holders of Platinum Eagle Delaware’s common stock are now governed by its Delaware certificate of incorporation (the “Charter”), its Delaware bylaws (the “Bylaws”) and the DGCL, which contain provisions that differ in certain respects from shareholders’ rights under the laws of the Cayman Islands and Platinum Eagle Cayman’s Amended and Restated Memorandum and Articles of Association, which were in effect prior to the Domestication. The general effect of the changes to the rights of Platinum Eagle Delaware’s stockholders are described under the sections entitled “Description of Securities,” “U.S. Federal Income Tax Considerations” and “Comparison of Corporate Governance and Shareholder Rights” in Platinum Eagle Cayman’s final proxy statement/prospectus dated February 19, 2019 relating to, among other things, the Business Combination and the Domestication, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) on February 19, 2019 (the “Final Proxy Statement/Prospectus”) and formed part of Platinum Eagle Cayman’s registration statement on Form S-4, originally filed with the SEC on November 13, 2018 (Registration No. 333-228363).

The sections of the Final Proxy Statement/Prospectus listed above are hereby incorporated by reference into this Current Report on Form 8-K. Furthermore, copies of the Charter and Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 above is hereby incorporated into this Item 5.03 by reference.

Item 7.01. Regulation FD Disclosure.

In connection with the Business Combination, on March 12, 2019, Arrow BidCo, LLC (“Arrow Bidco”) issued a press release announcing the pricing of its offering of $340 million in aggregate principal amount of 9.50% senior secured notes due 2024 (the “Notes”). The proceeds of the offering will be used, together with funds from other sources, to: (i) fund the Business Combination, (ii) prepay certain existing third-party and intercompany indebtedness and (iii) pay fees and expenses incurred in connection with the Business Combination. The Notes are being offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects the closing of the Business Combination and the concurrent closing of the Notes offering to occur on March 15, 2019, subject, in each case, to various customary closing conditions.

A copy of the press release issued by Arrow Bidco is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information reported in this Item 7.01, including the material attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s, Target Lodging’s or Signor Lodging’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, the offering of the Notes and the use of proceeds therefrom. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to satisfy certain closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet Nasdaq listing standards; costs related to the business combination; Target Hospitality’s ability to manage growth; Target Hospitality’s ability to execute its business plan and meet its projections; Target Hospitality’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting Target Hospitality’s profitability; potential litigation involving the Company, Target Lodging, Signor Lodging, or after the closing, Target Hospitality; general economic and market conditions impacting demand for Target Lodging’s products and services, and in particular economic and market conditions in the oil industry in the markets in which Target Hospitality operates; and such other risks and uncertainties as are discussed in the definitive proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. None of the Company, Target Lodging or Signor Lodging undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 8.01 Other Events.

In accordance with Rule 12g-3(a) under the Exchange Act, the shares of common stock of Platinum Eagle Delaware, as the successor to Platinum Eagle Cayman, are deemed to be registered under Section 12(b) of the Exchange Act.

In the Domestication, each of Platinum Eagle Cayman’s outstanding Class A ordinary shares and Class B ordinary shares became, by operation of law, one share of Platinum Eagle Delaware’s Class A common stock and Class B common stock, respectively. Consequently, each holder of a Platinum Eagle Cayman unit, Class A ordinary share, Class B ordinary share or warrant immediately prior to the Domestication now holds a unit, share of Class A common stock, share of Class B common stock or warrant representing the same proportional equity interest in Platinum Eagle Delaware as that shareholder held in Platinum Eagle Cayman and representing the same class of security.

It is not necessary for stockholders to exchange their existing Platinum Eagle Cayman share certificates for new stock certificates of Platinum Eagle Delaware. Until surrendered and exchanged, each certificate evidencing Platinum Eagle Cayman ordinary shares will be deemed for all purposes of Platinum Eagle Delaware to evidence the identical number of shares of Platinum Eagle Delaware’s common stock. Holders of uncertificated shares of Platinum Eagle Cayman immediately prior to the Domestication continued as holders of uncertificated common stock of Platinum Eagle Delaware upon effectiveness of the Domestication.

The business, assets and liabilities of Platinum Eagle Delaware and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, were the same immediately after the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of Platinum Eagle Delaware immediately after the Domestication were the same individuals who were directors and executive officers, respectively, of Platinum Eagle Cayman immediately prior to the Domestication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
3.1	Certificate of Incorporation of Platinum Eagle Delaware.
3.2	Bylaws of Platinum Eagle Delaware.
4.1	Form of Specimen Unit Certificate of Platinum Eagle Delaware.
4.2	Form of Specimen Class A Common Stock Certificate of Platinum Eagle Delaware.
4.3	Form of Specimen Warrant Certificate of Platinum Eagle Delaware.
99.1	Press Release, dated March 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM EAGLE ACQUISITION CORP.

Date: March 14, 2019	By:	/s/ Eli Baker
	Name:	Eli Baker
	Title:	President, Chief Financial Officer and Secretary